                                                                     EXHIBIT 7.2

                              DYNA TECHNOLOGY, INC.
                            225 SOUTH CORDOVA AVENUE
                               LECENTER, MN 56057

March 15, 2001

Winland Electronics, Inc.
Attn. Secretary
1950 Excel Drive
Mankato, MN  56001


RE:     NOTICE OF SHAREHOLDER NOMINEES AND BUSINESS PROPOSALS;
        DEMAND FOR SHAREHOLDER LIST

Dear Mr. or Madam Secretary:

Pursuant to Article 2, Section 2.2, of the Amended and Restated Bylaws of Winland Electronics, Inc. ("Winland" or the "Company"), effective as of March 5, 2001, notice of the undersigned shareholder's intent to make nominations for the election of directors and propose other business at the Company's 2001 Annual Meeting (the "Annual Meeting") is hereby given as follows:

                        I.NOTICE OF SHAREHOLDER NOMINEES

(i) The shareholder who intends to make the nominations is Dyna Technology, Inc. ("Dyna Technology"), 225 South Cordova Ave., LeCenter, MN 56057. The persons to be nominated for election to Winland's Board of Directors and the business address of their principal occupation or employment are:

         Ralph I. Call, same address as Dyna Technology
         Steven A. Fraley, same address as Dyna Technology
         Paul R. Holzhueter, 101 North Second St., Suite 110, Mankato, MN 56001 James J. Kamp, 7580 Quattro Drive, Chanhassen, MN 55317
         Thompson H. Davis, 8089 Deer Creek Road, Salt Lake City, UT 84121 Robert L. Ring, P.O. Box 4067, Wichita, KS 67204
         Gerald E. Brown, 2619 North 160th St., Omaha, NE  68116

(ii) Dyna Technology is a holder of record of stock of the Company entitled to vote at the Annual Meeting and, through one of its officers, intends to appear in person or by proxy at the Meeting to nominate the persons identified above and propose the business described below.

(iii) Ralph I. Call, one of the owners of Dyna Technology, has entered into an agreement with each of the other proposed nominees to form a committee consisting of the nominees (the "Committee") to solicit the shareholders of the Company to elect its members to the Winland Board of Directors (the "Agreement"). Pursuant to the Agreement, Mr. Call has agreed to indemnify and hold harmless each of the members of the Committee from any and all losses, claims, damages, counsel fees and expenses (including fees and expenses incurred in defending or investigating any such claim) and all liabilities to which each may become subject under any statute, under common law or otherwise relating to, based upon or arising out of such person's actions which relate to serving on the Committee or standing for election to the Board of Directors of the

Company (except to the extent that any such loss, claim, damage, counsel fee or liability is found in a final judgment by a court, not subject to further appeal, to have resulted from bad faith, willful misconduct or gross negligence on the part of an affected Committee member). Except as specified herein, to date, there are no other arrangements or understandings between Dyna Technology and the persons identified above.

(iv) Information Regarding Nominees. Information regarding the persons identified above which would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had such nominees been nominated by the board of directors is as follows:

         Ralph I. Call. Mr. Call, age 55, has been the President and Chief Executive Officer of Dyna Technology, Inc., a Utah-based holding company, since 1996, the Chairman and Chief Executive Officer of Winco, Inc., a Minnesota-based industrial manufacturer and wholly-owned subsidiary of Dyna Technology, Inc., since 1992, the Chairman and Chief Executive Officer of Winpower, Inc., a South Dakota-based industrial manufacturer and wholly-owned subsidiary of Dyna Technology, Inc., since 1996, and the President and Chief Executive Officer of Pioneer Builders Company of Nevada, a Nevada-based real estate investment company and wholly-owned subsidiary of Dyna Technology, Inc., since 1998. From 1989 to 1998, he was also the President of Winco, Inc.

         Steven A. Fraley. Mr. Fraley, age 44, has been the President and Chief Operating Officer of Winco, Inc., since 1998. Mr. Fraley has been employed with Winco since 1993.

         Paul R. Holzhueter. Mr. Holzhueter, age 47, has been the Director of Business Development of the Malt-O-Meal Company, a Minnesota-based food company, since 1998. From 1976 to 1997, he served in various capacities with Hubbard Milling Company, a Minnesota-based food company, most recently as Vice President for the Agri-Feed Group and Pet Food Division.

         James J. Kamp. Mr. Kamp, age 41, has been the Chief Financial Officer of the Peripheral Technology Group, a Minnesota-based distributor of computer hardware and software, since 1993, and the Controller of Innovative Marketing Solutions, a Minnesota-based fulfillment organization, since 1995.

         Thompson H. Davis. Mr. Davis, age 55, has been a pilot for Delta Airlines since 1977. He has also been a real estate agent/broker since 1978 and an owner of Colorado Business Associates, Inc., a Colorado-based commercial real estate and property management company, since 1981.

         Robert L. Ring. Mr. Ring, age 58, has been an independent business process and strategic planning consultant since 1994.

         Gerald E. Brown. Mr. Brown, age 53, has been the President of American HealthNet, a Nebraska-based medical systems developer, since 1999. From 1994 to 1997, he served as Executive Vice President of the Coleman Company, a Kansas-based manufacturer of recreational and other consumer goods. From 1986 to 1997, Mr. Brown served in various capacities with Coleman Powermate, a Nebraska-based affiliate of the Coleman Company and manufacturer of portable generators, most recently as President and Chief Executive Officer.

         Nominee ownership of Company Common Stock is as follows:

-------------------------------------------------------------------------- --------------------- ---------------------
NOMINEE                                                                    NUMBER OF SHARES      PERCENT OF CLASS
-------------------------------------------------------------------------- --------------------- ---------------------
Ralph I. Call                                                              404,800 (1)           13.7%
-------------------------------------------------------------------------- --------------------- ---------------------
Steven A. Fraley                                                           --                    --
-------------------------------------------------------------------------- --------------------- ---------------------
Paul R. Holzhueter                                                          85,100 (2)            2.9%
-------------------------------------------------------------------------- --------------------- ---------------------

-------------------------------------------------------------------------- --------------------- ---------------------
James J. Kamp                                                              --                    --
-------------------------------------------------------------------------- --------------------- ---------------------
Thompson H. Davis                                                          --                    --
-------------------------------------------------------------------------- --------------------- ---------------------
Robert L. Ring                                                             --                    --
-------------------------------------------------------------------------- --------------------- ---------------------
Gerald E. Brown                                                            --                    --
-------------------------------------------------------------------------- --------------------- ---------------------
All Nominees as a Group (3)                                                489,900               16.6%
-------------------------------------------------------------------------- --------------------- ---------------------

1. Represents shares owned of record by Dyna Technology, Inc., which is owned and controlled by Mr. Call and his spouse.

2. Represents shares owned beneficially by Mr. Holzhueter's spouse which Mr. Holzhueter has the sole right to vote through a power of attorney.

3. For purposes hereof, each of the Nominees is deemed an associate of each of the other Nominees and of Dyna technology.

During the two year period ended March 15, 2001, the Nominees purchased and/or sold shares of the Company's Common Stock as follows (except as indicated, all purchases were made with the particular nominee's personal funds):

------------------------- ------------------------ ---------------- --------------- -----------------------------------
        NOMINEE             DATE OF TRANSACTION       AMOUNT OF       PURCHASE OR   PRICE PER
                                                      WEX SHARES         SOLD       SHARE
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        June 10, 1999            3,000                 Sold       500 @ $3.625; 500 @ $3.75
                                                                                    1000 @ $3.50; 1000@ $3.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        June 15, 1999            3,000                 Sold       $2.8125
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        July 6, 1999             3,000                 Sold       $2.8125
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        July 7, 1999             2,000                 Sold       $2.875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        July 12, 1999            3,000                 Sold       $2.625
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        July 13, 1999            3,000                 Sold       $2.75
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        July 21, 1999            900                   Sold       $2.875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        July 22, 1999            300                   Sold       $2.875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Sept. 22, 1999           3,800                 Sold       $2.375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Sept. 23, 1999           500                   Sold       $2.375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Sept. 27, 1999           1,700                 Sold       $2.375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Oct. 14, 1999            2,500               Purchase     $2.00
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Oct. 21, 1999            17,500              Purchase     $2.00
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Oct. 21, 1999            5,500               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Oct. 21, 1999            1,000               Purchase     $2.24
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 09, 1999            4,200               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 10, 1999            5,200               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 10, 1999            4,100               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 11, 1999            4,600               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 12, 1999            2,000               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 16, 1999            900                 Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 18, 1999            2,100               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov 19, 1999             200                 Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 22, 1999            9,600               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 23, 1999            1,900               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 24, 1999            1,100               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 29, 1999            1,100               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 30, 1999            4,400               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 02, 1999            500                 Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 08, 1999            6,700               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 10, 1999            17,900              Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 10, 1999            500                 Purchase     $2.19
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 13, 1999            8,100               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 14, 1999            3,200               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 14, 1999            4,000               Purchase     $2.31
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 15, 1999            11,200              Purchase     $2.375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 17, 1999            9,100               Purchase     $2.375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 17, 1999            200                 Purchase     $2.31
------------------------- ------------------------ ---------------- --------------- -----------------------------------

------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 20, 1999            1,800               Purchase     $2.375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 20, 1999            500                 Purchase     $2.31
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 21, 1999            1,400               Purchase     $2.375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 23, 1999            7,000               Purchase     $2.375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 23, 1999            7,500               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 27, 1999            500                 Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 30, 1999            100                 Purchase     $2.19
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 30, 1999            100                 Purchase     $2.22
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 30 1999             5,000               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 31, 1999            200                 Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Jan. 3, 2000             2,600               Purchase     $2.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Jan. 27, 2000            3,000                 Sold       $2.5625
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Feb. 1, 2000             2,500                 Sold       $2.6875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Feb. 3, 2000             800                   Sold       $2.6875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Feb. 8, 2000             2,000                 Sold       $2.6875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Feb. 9, 2000             1,200                 Sold       $2.6875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Feb. 11, 2000            2,000                 Sold       $2.6875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Feb. 14, 2000            9,900                 Sold       $2.50
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Feb. 29, 2000            1,500                 Sold       $2.50
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Mar. 1, 2000             500                   Sold       $2.50
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           May 3, 2000              5,800               Purchase     $2.00
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           May 5, 2000              18,200              Purchase     $2.00
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           May 24, 2000             20,000              Purchase     $2.00
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           May 24, 2000             1,000               Purchase     $1.875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           May 26, 2000             19,000              Purchase     $1.875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           May 31, 2000             1,000               Purchase     $1.875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           June 1, 2000             2,000               Purchase     $1.875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           July 27, 2000            25,400              Purchase     $1.875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Aug. 1, 2000             6,100               Purchase     $1.875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Aug. 2, 2000             5,000               Purchase     $1.875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Aug. 3, 2000             500                 Purchase     $1.875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Aug. 4, 2000             1,000               Purchase     $1.875
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Aug. 10, 2000            10,000              Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Aug. 11, 2000            4,500               Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Aug. 14, 2000            1,000               Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Aug. 15, 2000            2,500               Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Aug. 16, 2000            4,800               Purchase     $2.00
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Aug. 21, 2000            400                 Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Aug. 22, 2000            300                 Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Aug. 23, 2000            1,100               Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Aug. 24, 2000            2,000               Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Aug. 25, 2000            600                 Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Aug. 28, 2000            3,000               Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Aug. 29, 2000            2,600               Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Aug. 31, 2000            2,700               Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Sept. 1, 2000            200                 Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Sept. 5, 2000            500                 Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Sept. 6, 2000            39,000              Purchase     $1.94
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Sept. 6, 2000            5,600               Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Sept. 7, 2000            2,500               Purchase     $1.94
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Sept. 7, 2000            200                 Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Sept. 8, 2000            4,600               Purchase     $1.94
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Sept. 11, 2000           6,800               Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Sept. 12, 2000           200                 Purchase     $1.94
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Sept. 12, 2000           2,600               Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------

------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Sept. 14, 2000           2,600               Purchase     $1.94
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Sept. 14, 2000           1,400               Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Sept. 15, 2000           3,900               Purchase     $1.94
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Sept. 15, 2000           1,200               Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Sept. 19, 2000           100                 Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Sept. 20, 2000           2,700               Purchase     $1.9375
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Sept. 20, 2000           12,300              Purchase     $2.00
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Sept. 21, 2000           2,000               Purchase     $1.94
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Sept. 22, 2000           4,200               Purchase     $1.94
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Sept. 25, 2000           8,000               Purchase     $1.94
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Sept. 26, 2000           500                 Purchase     $1.94
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Sept. 28, 2000           3,500               Purchase     $1.94
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Sept. 29, 2000           8,000               Purchase     $1.94
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Oct. 12, 2000            10,000              Purchase     $1.50
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Oct. 13, 2000            1,500               Purchase     $1.50
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Oct. 18, 2000            1,200               Purchase     $1.5625
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Oct. 20, 2000            200                 Purchase     $1.5625
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Oct. 23, 2000            1,500               Purchase     $1.5625
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Oct. 24, 2000            500                 Purchase     $1.5625
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Oct. 25, 2000            1,600               Purchase     $1.5625
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 2, 2000             500                 Purchase     $1.56
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 3, 2000             8,000               Purchase     $1.625
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 7, 2000             1,700               Purchase     $1.625
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 9, 2000             1,000               Purchase     $1.625
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 14, 2000            1,000               Purchase     $1.625
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 16, 2000            3,000               Purchase     $1.625
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Nov. 20, 2000            400                 Purchase     $1.625
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Dec. 4, 2000             1,500               Purchase     $1.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 5, 2000             23,000              Purchase     $1.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Dec. 5, 2000             200                 Purchase     $1.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 6, 2000             600                 Purchase     $1.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Dec. 6, 2000             1,300               Purchase     $1.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Dec. 18, 2000            2,100               Purchase     $1.3125
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Paul R. Holzhueter        Dec. 19, 2000            4,900               Purchase     2,000 @ $1.25; 2,900 @ $1.3125
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 21, 2000            14,700              Purchase     $1.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 22, 2000            300                 Purchase     $1.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 26, 2000            6,000               Purchase     $1.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 28, 2000            4,300               Purchase     $1.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Dec. 29, 2000            4,700               Purchase     $1.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Jan. 5, 2001             4,700               Purchase     $1.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------
Dyna Technology           Jan. 9, 2001             100                 Purchase     $1.25
------------------------- ------------------------ ---------------- --------------- -----------------------------------

         * Mr. Holzhueter's purchases between August 28, 2000 and December 19, 2000 were financed in part with a line of credit from a bank (made in the bank's ordinary course of business) to Mr. Holzhueter for the purchase of Winland and other securities, which has been repaid.

         Except as set forth herein, none of the nominees or their respective associates (i) directly or indirectly beneficially owns any securities of the Company; (ii) has had any relationship with the Company in any capacity other than as a shareholder; (iii) knows of any transactions, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of them or their respective affiliates had, or will have, a direct or indirect material interest; (iv) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company; or (v) has any arrangement or understanding with any person with respect to any future employment by the

         Company or its known affiliates or any future transactions to which the Company or any of its known affiliates will or may be a party. Other than the compensation regularly paid by the Company to its directors, the nominees will not receive any compensation for their services as directors of the Company.

(v) Consent to Serve as Director. The consent of each nominee to serve as director of the Company is attached as Exhibit A.

               II.INFORMATION REGARDING OTHER BUSINESS PROPOSALS:

Dyna Technology intends to submit the following additional proposals for action at the Annual Meeting:

(i) Meeting Date Proposal. Winland Shareholders will be asked to approve the following proposal (the "Meeting Date Proposal") to amend the Winland Bylaws:

         RESOLVED, that Article 2, Section 2.1 of the Company's Bylaws is hereby amended by removing the first sentence therefrom and replacing it with the following sentence:

         "Regular meetings of the shareholders of the corporation entitled to vote shall be held on an annual basis as shall be determined by the Board of Directors or by the chief executive officer; provided, that the regular meeting shall be held in any event in each year no later than July 31."

The purpose of the Meeting Date Proposal is to prevent the Board from unduly delaying future annual meetings in an effort to thwart shareholders' ability to advance proposals, including nominees for the Board. Although this resolution would not be effective for the Company's 2001 Annual Meeting, it assures that the Company will be calling annual meetings for the election of directors and other appropriate proposals on a timely basis.

Article 2, Section 2.1 of the Bylaws currently provides that the Company's regular meeting shall be held on an annual or less frequent basis "as shall be determined by the Board of Directors or the chief executive officer." Therefore, in the absence of the adoption of the Meeting Date Proposal, the Board could delay an annual meeting for the purpose of delaying action on shareholder proposals or nominations for director. Under Minnesota law, if a corporation fails to elect directors within 15 months after the last election of directors, holders of 3% of the voting power of the corporation may demand a regular meeting and call such a meeting if the board of directors fails to call a shareholder meeting. Under applicable listing rules of the American Stock Exchange, a listed company is required to hold a shareholder meeting for the election of directors annually. The effect of the Meeting Date Proposal would be to eliminate the Board's discretion to move the date of any annual meeting past July 31.

(ii) Bylaw Repeal Proposal. Winland shareholders will be asked to approve the following proposal (the "Bylaw Repeal Proposal") to amend the Company's bylaws:

         RESOLVED, (a) that Article 2, Section 2.2 of the Bylaws of the Company is hereby repealed; (b) that Article 2, Section 2.3 of the Bylaws is amended to remove the phrase:

                  ",except that a special meeting of shareholders for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote."

         and replace it with a period; (c) that Article 2, Section 2.9 of the Bylaws is amended to read in its entirety as follows:

                  "Order of Business. The suggested order of business at any regular meeting and, to the extent appropriate, at all other meetings of the shareholders shall be:

                  (1)      call of roll
                  (2)      proof of due notice of meeting or waiver of notice
                  (3)      determination of existence of quorum
                  (4)      reading and disposal of any unapproved minutes
                  (5)      reports of officers and committees
                  (6)      election of directors
                  (7)      unfinished business
                  (8)      new business
                  (9)      adjournment;"

         and (d) that Article 9, section 9.1 of the Company's Bylaws is hereby amended by adding the following sentence at the end of such Section:

                  "Any Bylaws adopted by the Board of Directors between March 6, 2001 and the date of the adoption of this amendment to Article 9 of the Bylaws are repealed."

The purpose of the Bylaw Repeal Proposal is to repeal certain amendments to the Bylaws of the Company adopted on March 5, 2001, and to prevent the Board from adopting new bylaws between such date and the date of adoption of this proposal at the Annual Meeting. Minnesota law permits the Board to amend the bylaws, subject to the power of shareholders under certain circumstances to repeal or alter provisions adopted by the Board.

On March 5, 2001, the Winland Board of Directors unanimously amended and restated the Company's Bylaws (the "Amendment"). Among other things, the Amendment created an obligation for any shareholder desiring to submit any shareholder proposal or any shareholder nomination to the Board of Directors to submit substantial information about the same to the secretary of the Company at least 60 days, but no more than 90 days, in advance of the date that is one year after the prior year's annual meeting of shareholders (the "Advance Notice Provision").

The Amendment also changed the ability of substantial shareholders to require the Company to call a special shareholders meeting. Previously, any shareholder holding 10% or more of all shares entitled to vote could call a meeting. As a result of the Amendment, this percentage requirement was changed to 25% if a purpose of the special meeting is to effect a business combination, including any action to change or otherwise affect the composition of the board of directors (the "25% Provision").

The Amendment also changed the bylaw relating to order of business at the meeting to grant substantial discretion to the chairman to set rules, regulations and procedures (the "Chairman's Discretion Provision"). For instance, the Amendment provides, among other things, that the chairman may establish rules and procedures, to the extent not prohibited by law to: limit attendance or participation in the meeting to shareholders of record and their duly authorized proxies; restrict entry to the meeting; and limit the time allotted to questions or comments by participants. These procedural matters could have the effect of prohibiting attorneys and other authorized representatives of shareholders and/or interested parties from attending the meeting or being heard. The proposed amendment to this provision would return the bylaw to substantially the form it was in prior to the Amendment.

The Committee believes that each of the Advance Notice Provision, the 25% Provision and the Chairman's Discretion Provision were adopted specifically because of the Winland Board's belief that a shareholders' committee such as the Committee would assert various proposals to influence the direction of the Company. The Advance Notice Provision has given Winland the opportunity to review, evaluate and react to the Committee's proposals, as well as made it far more costly and burdensome to advance its proposals and communicate with Winland shareholders. The 25% Provision could be deemed to have made it impossible for Dyna Technology to require the Company to call a special meeting to elect directors in the event the Winland Board were to delay calling the Annual Meeting for this purpose. The Chairman's Discretion Provision gives the chairman of the Annual Meeting (and future meetings of the shareholders) substantial discretion to prevent significant voices and interested parties, including five of the nominees on the Committee, from being heard by the shareholders.

(iii) Bylaw Amendment Protection Proposal. Winland Shareholders will be asked to approve the following proposal (the "Bylaw Amendment Protection Proposal") to amend the Company's Bylaws:

         RESOLVED, that Article 9, Section 9.1 of the Bylaws of the Company be amended by adding the following sentence at the end of such section:

         "Notwithstanding the foregoing or any other provision of these Bylaws, any Bylaws adopted by the shareholders of this corporation shall not be amended or repealed by the Board of Directors."

The purpose of the Bylaw Amendment Protection Proposal it to prevent the Board from interfering with the implementation of any proposals voted upon and approved by the shareholders by amending the Bylaws after such shareholder action is taken. The Company's Bylaws and Minnesota law permit shareholders to adopt, amend and repeal bylaws. The Board should be prohibited from ignoring the vote of the shareholders.

                        III. DEMAND FOR SHAREHOLDER LIST

Pursuant to Minnesota Statutes Section 302A.461, the undersigned hereby demands the right to inspect, itself or through its attorneys and agents, the Company's current stock register and a current list of its shareholders and to make copies or extracts therefrom. The undersigned is entitled to and demands as part of the foregoing demand for inspection:

(i) a complete record or list of stockholders of the Company certified by its transfer agent showing the name and address of each stockholder and the number of shares of stock registered in the name of each stockholder as of the most recent date available;

(ii) all transfer sheets showing the changes in the list of stockholders of the Company subsequent to the date of the most recent stockholder list referred to above which are in the possession or control of the Company or its transfer agent from the date of the list to the conclusion of the solicitation referred to below;

(iii) all information in the Company's possession or control, or which can be reasonably obtained from nominees of any central certificate depository system, any bank, broker, or any other nominees concerning the number and identity of the actual beneficial owners of the Company's stock, including a breakdown of any holders in the name of any securities depository or nominees, and concerning the number and identity of employees of the Company entitled to direct the voting of any of the Company's common stock pursuant to any employee stock plan;

(iv) all information in or which comes into the Company's possession or control or which can reasonably be obtained from brokers, dealers, banks, clearing agencies, or voting trustees relating to the name of the non-objecting beneficial owners of the Company's stock ("NOBO's") in the format of a printout in descending order balance (such information with respect to brokers and dealers is readily available to the Company under Rule 14b-1 of the Securities Exchange Act of
1934).

(v) a stop list(s) relating to any shares of the Company's Common Stock as of the date of the list referred to in the first paragraph of this demand.

(vi) the information and records specified in paragraphs (i), (iii), (iv) and
(v) above as of any record date for stockholder action set by the Board of Directors, by operation of law or otherwise.

The undersigned will bear the reasonable costs of the Company in connection with the production of the requested information.

The purpose of this demand is to permit the undersigned to communicate with other stockholders of the Company on matters relating to their interests as stockholders, including communicating with such stockholders regarding a solicitation of proxies to propose an alternate slate of nominees for election as directors of the Company, and furnishing to such stockholders copies of the undersigned's proxy materials.

This demand should receive your immediate attention so that all of your stockholders will have the benefit of information concerning the solicitation to be made by the undersigned as promptly as possible. Please advise John C. Levy (612/342-0300) and Peter T. Shimabukuro (612/342-0385) where and when the requested information will be available to the designated agents of the undersigned.

The undersigned hereby designates and authorizes Mr. Levy, Mr. Shimabukuro and Michael C. Karp (507/345-1166) and their respective partners and employees and any other persons to be designated by them, acting together, individually or in combination, to conduct the inspection and copying herein demanded.

                                      * * *

         Please acknowledge receipt of this notice and demand by signing the enclosed copy hereof in the place indicated below.

         Very Truly Yours,

         Dyna Technology, Inc.



         By:   /s/ Ralph I. Call
               -----------------------------------------
               Ralph I. Call, President



State of     Utah                   )
         ---------------------------
                                    ) ss
County of    Cache                  )
         ---------------------------

         Ralph I. Call, having been first duly sworn according to law, deposes and states that he is the President of Dyna Technology, Inc. ("Dyna Technology"), that he is duly authorized on behalf of Dyna Technology to make the foregoing demands, designations, authorizations and representations contained in the foregoing notice of shareholder nominees and business proposals and demand for shareholder list, and that the facts and statements contained herein are true and correct.

         Dated this 14th day of March, 2001.


              /s/ Ralph I. Call
-------------------------------------------------------------
                  Ralph I. Call

         SUBSCRIBED AND SWORN TO BEFORE ME, this 14th day of March, 2001.


             /s/ Janet B. Garn
-----------------------------------------------------------
             Notary Public



         Receipt of a signed and notarized copy of this letter on the 16th day of March, 2001 is hereby acknowledged by:

         Name:
              ------------------------------
         Title:
               -----------------------------

                                    EXHIBIT A

                               CONSENT OF NOMINEES

         Each of the undersigned hereby consents to serve as a director of Winland Electronics, Inc., if so elected. This consent may be executed in one or more counterparts, each of which shall constitute an original but all of which shall constitute one and the same document. For purposes of this Consent, a fax signature shall be deemed an original signature.


         Dated this 13th day of March, 2001. /s/ Ralph I. Call
                                             -----------------------------------
                                             Ralph I. Call


         Dated this 12th day of March, 2001. /s/ Steven A. Fraley
                                             --------------------
                                             Steven A. Fraley


         Dated this 13th day of March, 2001. /s/ Paul Holzhueter
                                             -------------------
                                             Paul Holzhueter


         Dated this 13th day of March, 2001. /s/ James J. Kamp
                                             -----------------
                                             James J. Kamp


         Dated this 13th day of March, 2001. /s/ Thompson H. Davis
                                             ---------------------
                                             Thompson H. Davis


         Dated this 13th day of March, 2001. /s/ Robert L. Ring
                                             ------------------
                                             Robert L. Ring


         Dated this 12th day of March, 2001. /s/ Gerald E. Brown
                                             -------------------
                                             Gerald E. Brown